UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2015
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 16, 2015, the Securities and Exchange Commission (the “SEC”) declared the Registration Statement on Form S-4 (the “Registration Statement”) filed by Forest City Realty Trust, Inc. (the “REIT”), a wholly-owned subsidiary of Forest City Enterprises, Inc. (the “Company”), in connection with the Company’s conversion to real estate investment trust status (the “REIT Conversion”) effective. On September 17, the Company filed a definitive proxy statement for use in connection with the special meeting of shareholders (the “Special Meeting”) to vote upon, among other matters, the Agreement and Plan of Merger that was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2015.

The definitive proxy statement reflects, among other things, a change in the date and venue for the Special Meeting, which is now scheduled to be held on Tuesday, October 20, 2015 at 2:00 p.m., Eastern Time at the Skylight Room, Tower City Center, Skylight Level 3, 230 West Huron Road, Cleveland Ohio, 44113. The change in the date of the Special Meeting is not expected to affect the timing of the REIT Conversion. Shareholders of record of the Company at the close of business on August 31, 2015, will be entitled to vote by proxy or in person at the Special Meeting. The definitive proxy statement is expected to be mailed to shareholders of record on or about September 18, 2015.

Forward-Looking Statements

This communication contains forward-looking statements, including the statements regarding the REIT Conversion. These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, which could cause actual results to differ materially from these statements. These risks and uncertainties include, among others, the inability to complete the REIT Conversion in a timely manner, the inability to complete the REIT Conversion due to the failure of either or both classes of the Company’s shareholders to adopt one or more of the holding company merger proposal, the proposal to amend the Company’s articles, and the proposals regarding the REIT’s organizational documents, in each case as described in the proxy statement/prospectus referred to below, the failure to satisfy other conditions to completion of the REIT Conversion, including receipt of required third-party consents, the failure of the REIT Conversion to close for any other reason, the effect of the announcements regarding the REIT Conversion on the market price of the Company’s common stock, the possibility that the anticipated benefits of the REIT Conversion will not be realized, or will not be realized within the expected time period, the inability to meet expectations regarding the accounting and tax treatments of the REIT Conversion, the possibility that the REIT Conversion may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the impact on us of complying with requirements to qualify as a real estate investment trust under the Internal Revenue Code (the “Code”), the impact of issuing equity, debt or both to satisfy the Code requirement to distribute pre-real estate investment trust earnings and profits and other costs incident to effectuating our plan to so qualify, the impact of the amount and timing of any future distributions by the Company and/or the REIT, the impact of covenants that could prevent us from satisfying the distribution requirements under the Code that must be met in order for us to so qualify, our lack of experience operating as an entity that so qualifies, legislative, administrative, regulatory or other actions affecting real estate investment trusts, including positions taken by the Internal Revenue Service, our ability to achieve our strategic goals, changes in the market price of the REIT’s common stock following the REIT Conversion, our ability to complete non-core asset dispositions, the impact to our deferred tax liability balance if we qualify as a real estate investment trust under the Code, the state of the economy and financial markets generally and the effect on our industry, and the market for our common stock. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors described in the “Risk Factors” section of the definitive proxy statement/prospectus referred to below, and the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, as updated by annual, quarterly and other reports and documents that we file with the SEC. We caution investors not to place undue reliance on the forward-looking statements contained in this communication. These statements speak only as of the date of this communication, and we undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the REIT Conversion. In connection with the REIT Conversion, the REIT has filed a registration statement on Form S-4, (the “Registration Statement”), which was declared effective by the SEC on September 16, 2015, and the Company and the REIT filed the definitive proxy statement/prospectus in connection with the REIT Conversion on September 17, 2015. The Company expects to begin mailing the definitive proxy statement/prospectus to Company shareholders on or about September 18, 2015. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that the Company or the REIT may file with the SEC or send to shareholders in connection with the REIT Conversion. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE

DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REIT CONVERSION. You may obtain a free copy of the Registration Statement, definitive proxy statement/prospectus and other filings containing information about the Company, the REIT and the REIT Conversion, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the definitive proxy statement/prospectus and other filings containing information about the Company, the REIT and the REIT Conversion can be obtained without charge by directing a request to Secretary, Terminal Tower, 50 Public Square, Suite 1360, Cleveland, Ohio 44113 or D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, at 48 Wall Street, New York, New York 10005; telephone: (866) 796-7179.

Investors should read the Registration Statement and proxy statement/prospectus carefully before making any voting or investment decisions. Any offer of the securities will be made solely by means of a prospectus included in the Registration Statement and any prospectus supplement that may be issued in connection with such offering.

Participants in Solicitation

The Company, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of the Company’s common stock in respect of the REIT Conversion. In addition, the Company has engaged D.F. King to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

Information about the directors and executive officers of the Company and their ownership of the Company’s stock is set forth in the proxy statement for the Company’s 2015 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of participants in the proxy solicitation, including their respective direct and indirect interests in the REIT Conversion, by reading the definitive proxy statement/prospectus referred to above and other relevant materials filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	September 17, 2015	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer